UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 3, 2010
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
The Company Receives a Paragraph IV Patent Certification from Lupin Ltd.
     On December 3, 2010, Medicis Pharmaceutical Corporation (the “Company”) received a Paragraph IV Patent Certification from Lupin Ltd. (“Lupin”), advising that Lupin has filed a supplement or amendment to its earlier filed Abbreviated New Drug Application (“ANDA”) assigned ANDA number 91-424 (“ANDA Supplement/Amendment”) with the U.S. Food and Drug Administration (“FDA”) for generic versions of SOLODYN® (minocycline HCl, USP) Extended Release Tablets in 55mg and 80mg strengths. Lupin has not advised the Company as to the timing or status of the FDA’s review of its filing, or whether Lupin has complied with FDA requirements for proving bioequivalence. Lupin’s Paragraph IV Certification alleges that the Company’s U.S. Patent No. 5,908,838 (the “’838 Patent”) is invalid. Lupin’s Paragraph IV Certification also alleges that the Company’s U.S. Patent No. 7,790,705 (the “’705 Patent”) will not be infringed by Lupin’s manufacture, use, sale and/or importation of the products for which the ANDA Supplement/Amendment was submitted. The expiration date for the ’838 Patent is in 2018 and the expiration date for the ’705 Patent is in 2025 or later. The Company is evaluating the details of Lupin’s certification letter and considering its options. Lupin’s submission amends an ANDA already subject to a 30-month stay. As such, the Company believes that the amendment cannot be approved by the FDA until after the expiration of the 30-month period or a court decision that the patents are invalid or not infringed.
The Company Files Suits against Aurobindo Pharma Ltd. and Aurobindo Pharma USA, Inc.
     On December 3, 2010, the Company filed suit against Aurobindo Pharma Ltd. and Aurobindo Pharma USA, Inc. (together, “Aurobindo”) in the United States District Court for the District of Delaware. On December 6, 2010, the Company filed suit against Aurobindo in the United States District Court for the District of New Jersey. The suits seek an adjudication that Aurobindo has infringed one or more claims of the ’838 Patent and the ’705 Patent by submitting to the FDA an ANDA for generic versions of SOLODYN in 45mg, 65mg, 90mg, 115mg and 135mg strengths. The relief requested by the Company includes a request for a permanent injunction preventing Aurobindo from infringing the asserted claims of the ’838 Patent and the ’705 Patent by engaging in the manufacture, use, importation, offer to sell, sale or distribution of generic versions of SOLODYN before the expiration of the patents.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicis Pharmaceutical Corporation
Date: December 7, 2010	By:	/s/ Seth L. Rodner
Seth L. Rodner
Senior Vice President, General Counsel and Corporate Secretary